J.P. MORGAN INCOME FUNDS

JPMorgan International Currency Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated June 17, 2013

to the Summary Prospectus dated February 28, 2013, as supplemented

Effective June 21, 2013, the first paragraph of the summary prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus, dated February 28, 2013, as supplemented, and Statement of Additional Information, dated February 28, 2013, are incorporated by reference into this Summary Prospectus.

Effective June 21, 3013, the portfolio manager information for the JPMorgan International Currency Income Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Iain Stealey	2013	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-ICI-613